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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2000


                      Cricket Communications Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                                               33-0820981
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


 10307 Pacific Center Court, San Diego, California                 92121
     (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (858) 882-6000

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Item 8.  Change in Fiscal Year.

     On July 31, 2000, the Board of Directors of Cricket Communications Holdings, Inc., a Delaware corporation (the "Company"), elected to change its fiscal year from a year ending on August 31 to a year ending on December 31. The first new twelve-month fiscal year will end on December 31, 2000. The four-month transition period beginning September 1, 1999, and ending December 31, 1999, will be reported on a Form 10-KT that will be filed with the Securities and Exchange Commission on or before October 29, 2000, pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 30, 2000                  CRICKET COMMUNICATIONS HOLDINGS, INC.


                                       By: /s/ Thomas D. Willardson
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                                           Thomas D. Willardson
                                           Senior Vice President, Finance
                                           and Treasurer